March 13, 2009

Tremisis Energy Acquisition Corporation II
2925 Briarpark, Suite 150-A
Houston, TX 77042

Gentlemen:

The undersigned, as a condition to the consummation of the transactions contemplated by that certain agreement (the “Put/Call Agreement”), dated the date hereof, by and among Tremisis Energy Acquisition Corporation II (“Company”), Lawrence S. Coben, Ronald D. Ormand, Jon Schotz, Charles A. Norris, Stephen N. Casati, Bill Goldstein, Dean Vanech, Olympus Capital Investment, LLC, Jerry Doren, Owen Coleman, Bill Armstrong, Trevor Wilson, Brian McInerney, Richard Kassar, David Levine, Jim Land, David A. Preiser, Gary C. Evans, Jonathan Jacobs (collectively, the “Sellers”), the undersigned and SoftForum Co., Ltd., hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

1.           In the event that the Company fails to consummate a Business Combination within 24 months from the effective date (“Effective Date”) of the registration statement relating to the Company’s initial public offering of securities (“IPO”), the undersigned will (i) cause the trust fund established in connection with the Company’s IPO (the “Trust Fund”) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. In the event of the liquidation of the Trust Fund, the undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) that the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund.

2.           In order to minimize potential conflicts of interest that may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

3.           The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company that is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters of the Company’s IPO, that the Business Combination is fair to the Company’s stockholders from a financial perspective.

4.           Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

5.           Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

6.           The undersigned acknowledges and agrees that any Insider Shares that may be transferred to him upon consummation of a Business Combination pursuant to the Put/Call Agreement will continue to be held in escrow until one year after the consummation by the Company of such Business Combination, subject to the terms of that certain Stock Escrow Agreement, dated as of December 6, 2007 by and among the Company, the Sellers and Continental Stock Transfer & Trust Company.

7.           The undersigned agrees to be a Director and Co-Chief Executive Officer of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and the Underwriters and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned represents and warrants that:

(a)           he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)           he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c)           he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8.           The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a Director and as Co-Chief Executive Officer of the Company.

9.           The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company’s common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

10.           In the event that the Company does not consummate a Business Combination and must liquidate, and its remaining net assets are insufficient to complete such liquidation, the undersigned agrees to advance such funds necessary to complete such liquidation and agrees not to seek repayment for such expenses.

11.           This letter agreement may not be amended or modified without the prior consent of Ronald D. Ormand, as representative of the Sellers. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Underwriters and appoint a substitute agent acceptable to the Company within 30 days and nothing in this letter agreement will affect the right of either party to serve process in any other manner permitted by law.

12.           As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) “Insiders” shall mean all former and current officers and directors of the Company and all stockholders of the Company that acquired shares of Common Stock of the Company prior to the IPO, or, if after the IPO, in a private transfer from another former or current officer or director of the Company, or from a stockholder that purchased such shares of Common Stock prior to the IPO; (iii) “Insider Shares” shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO or, if acquired after the IPO, in a private transfer from another Insider; and (iv) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO.

/s/ Sang-Chul Kim
Sang-Chul Kim